Exhibit 4.9

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

CABELA’S INCORPORATED
CABELA’S CATALOG, INC.
CABELA’S RETAIL, INC.
CABELA’S OUTDOOR ADVENTURES, INC.
CABELAS.COM, INC.
CABELA’S WHOLESALE, INC.
CABELA’S VENTURES, INC.
WILD WINGS, LLC
CABELA’S LODGING, LLC
VAN DYKE SUPPLY COMPANY, INC.
CABELA’S MARKETING AND BRAND MANAGEMENT, INC.
CABELA’S RETAIL LA, LLC
CABELA’S TROPHY PROPERTIES, LLC
ORIGINAL CREATIONS, LLC
CABELA’S RETAIL TX, L.P.
CABELA’S RETAIL GP, LLC
LEGACY TRADING COMPANY
CRLP, LLC
CABELA’S RETAIL MO, LLC
CABELA’S RETAIL IL, INC.

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENTS

Dated as of June 15, 2007

Re:     Note Purchase Agreements dated as of February 27, 2006

1

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

CABELA’S INCORPORATED

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENTS

Re:     Note Purchase Agreements dated as of February 27, 2006

To the Holders of the Notes	Dated as of
named on Schedule I hereto	June 15, 2007

Ladies and Gentlemen:

     Reference is made to the separate Note Purchase Agreements, each dated as of February 27, 2006 (as amended from time to time by joinder agreements, the “Existing Note Agreements” and, as amended hereby, the “Note Agreements”), between Cabela’s Incorporated (the “Company”) and the Subsidiaries of the Company consisting of (i) Cabela’s Catalog, Inc., a Nebraska corporation (“Catalog”), (ii) Cabela’s Retail, Inc., a Nebraska corporation (“Retail”), (iii) Cabela’s Outdoor Adventures, Inc., a Nebraska corporation (“Adventures”), (iv) Cabelas.com, Inc., a Nebraska corporation (“Cabelas.com”), (v) Cabela’s Wholesale, Inc., a Nebraska corporation (“Wholesale”), (vi) Cabela’s Ventures, Inc., a Nebraska corporation (“Ventures”), (vii) Wild Wings, LLC, a Minnesota limited liability company (“Wild Wings”), (viii) Cabela’s Lodging, LLC, a Nebraska limited liability company (“Lodging”), (ix) Van Dyke Supply Company, Inc., a South Dakota corporation (“Van Dyke”), (x) Cabela’s Marketing and Brand Management, Inc., a Nebraska corporation (“Marketing”), (xi) Cabela’s Retail LA, LLC, a Nebraska limited liability company (“Retail LA”), (xii) Cabela’s Trophy Properties, LLC, a Nebraska limited liability company (“Trophy”), (xiii) Original Creations, LLC, a Minnesota limited liability company (“Creations”), (xiv) Cabela’s Retail TX, L.P., a Nebraska limited partnership (“Retail TX”), (xv) Cabela’s Retail GP, LLC, a Nebraska limited liability company (“Retail GP”), (xvi) Legacy Trading Company, a South Dakota corporation (“Legacy”), (xvii) CRLP, LLC, a Nebraska limited liability company (“CRLP”), (xviii) Cabela’s Retail MO, LLC, a Nebraska limited liability company (“Retail MO”), (xix) Cabela’s Retail IL, Inc., an Illinois corporation (“Retail IL”), and, together with the Company, Catalog, Retail, Adventures, Cabelas.com, Wholesale, Ventures, Wild Wings, Lodging, Van Dyke, Marketing, Retail LA, Trophy, Creations, Retail TX, Retail GP, Legacy, CRLP, and Retail MO are, individually, referred to as an “Obligor” and, collectively, as the “Obligors”), and each of the Purchasers named in Schedule A thereto, respectively, under and pursuant to which $215,000,000 aggregate principal amount of 5.99% Senior Notes, Series 2006-A, due February 27, 2016 (the “Notes”) of the Obligors were issued.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors request the amendment of a certain provision of the Existing Note Agreements as hereinafter provided.

2

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

     Upon your acceptance hereof in the manner hereinafter provided and upon satisfaction of all conditions to the effectiveness hereof and receipt by the Obligors of similar acceptances from the Holders of the Notes, this Amendment No. 1 shall constitute a contract between us amending the Existing Note Agreements, as of the First Amendment Closing Date (hereinafter defined), but only in the respects hereinafter set forth:

SECTION 1. AMENDMENTS TO EXISTING NOTE AGREEMENT.

     Section 1.1. The “and” at the end of Section 7.1(f) shall be deleted, the “.” at the end of Section 7.1(g) shall be replaced with “; and” and the following shall be added as a new section 7.1(h):

     “(h) Supplements, Restatements and Amendments — promptly and in any event within five (5) Business Days after the execution and delivery of any amendment, restatement or supplement of the 1995 Note Agreements, the 2002 Note Agreements or the Credit Agreement, a copy thereof.”

     Section 1.2. The following definitions in Schedule B of the Existing Note Agreements are either added or otherwise restated:

     “Amended and Restated Intercreditor Agreement” shall mean the Fourth Amended and Restated Intercreditor Agreement dated as of June 15, 2007, among the holders of the Notes, holders under the 1995 Note Agreements, holders under the 2002 Note Agreements, holders under this Agreement, Banks and Collateral Agent named therein, as amended or restated from time to time.

      “Obligors” is defined in the preamble of Amendment No. 1 and shall include any other party that executes a joinder agreement pursuant to Section 9.8(d) of this Agreement.

SECTION 2. WARRANTIES AND REPRESENTATIONS.

     The Obligors hereby represent and warrant that as of the date hereof and as of the date of execution and delivery of this Amendment No. 1, there are no Defaults or Events of Default under the Existing Note Agreements before and after giving effect to this Amendment No. 1 and the representations and warranties set forth in Schedule II hereto are true and correct before and after giving effect to this Amendment No. 1.

SECTION 3. CONDITIONS PRECEDENT.

     This Amendment No. 1 to Note Agreements shall not become effective until, and shall become effective on the Business Day when each of the following conditions shall have been satisfied (the “First Amendment Closing Date”):

     Section 3.1. Consent. The Obligors shall have obtained your written consent as evidenced by your signature at the foot of this Amendment No. 1.

     Section 3.2. Payment of Fees and Expenses. The reasonable fees and disbursements of Chapman and Cutler, LLP your special counsel, relating to the preparation, execution and delivery of this Amendment No. 1 and related matters shall have been paid by the Company to the extent reflected in a statement of such counsel rendered to the Company.

3

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

     Section 3.3. First Supplement to 2006 Note Agreements. Each of the parties thereto shall have executed and delivered the First Supplement to the 2006 Note Agreements.

     Section 3.4. Revised Intercreditor Agreement. Each of the parties thereto shall have executed and delivered the Fourth Amended and Restated Intercreditor Agreement dated as of June 15, 2007 in the form attached hereto as Exhibit A, which Fourth Amended and Restated Intercreditor Agreement will be satisfactory to you in scope and form.

     Section 3.5. Representations and Warranties. The representations and warranties of each of the Obligors in this Amendment No. 1 shall be correct when made and at the time of the Closing.

     Section 3.6. Proceedings and Documents. All corporate or limited liability company or limited partnership and other proceedings in connection with the transactions contemplated by this Amendment No. 1 and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

SECTION 4. MISCELLANEOUS PROVISIONS.

     Section 4.1. Except as amended herein, all terms and provisions of the Existing Note Agreements and the Notes and related agreements and instruments are hereby ratified, confirmed and approved in all respects.

     Section 4.2. Any and all notices, requests, certificates and other instruments, including the Notes, may refer to the Note Agreements without making specific reference to this Amendment No. 1, but nevertheless all such references shall be deemed to include this Amendment No. 1 unless the context shall otherwise require.

     Section 4.3. This Amendment No. 1 and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereunder. All covenants made by the Obligors herein shall survive the closing and the delivery of this Amendment No. 1.

     Section 4.4. This Amendment No. 1 shall be governed by and construed in accordance with Nebraska law.

     Section 4.5. The capitalized terms used in this Amendment No. 1 shall have the respective meanings specified in the Note Agreements unless otherwise herein defined, or the context hereof shall otherwise require.

     The execution hereof by the Holders shall constitute a contract among the Obligors and the Holders for the uses and purposes hereinabove set forth. This Amendment No. 1 may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

[Remainder of this Page Intentionally Left Blank; Signature Pages follow]

4

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

CABELA’S INCORPORATED
CABELA’S CATALOG, INC.
CABELA’S RETAIL, INC.
CABELA’S OUTDOOR ADVENTURES, INC.
CABELAS.COM, INC.
CABELA’S WHOLESALE, INC.
CABELA’S VENTURES, INC.
WILD WINGS, LLC
CABELA’S LODGING, LLC
CABELA’S MARKETING AND BRAND MANAGEMENT, INC.
CABELA’S RETAIL LA, LLC
ORIGINAL CREATIONS, LLC
CABELA’S TROPHY PROPERTIES, LLC
CABELA’S RETAIL GP, LLC
LEGACY TRADING COMPANY
CRLP, LLC
CABELA’S RETAIL MO, LLC
CABELA’S RETAIL IL, INC.

By:	/s/ Ralph W. Castner
	Name:	Ralph W. Castner
	Title:	Vice-President, CFO,
Secretary or Treasurer

VAN DYKE SUPPLY COMPANY, INC.

By:	/s/ Gregg Severinson
	Name:	Gregg Severinson
	Title:	Vice President

CABELA’S RETAIL TX, L.P.

By:	Cabela’s Retail GP, LLC
Its:	General Partner

By:	/s/ Ralph W. Castner
	Name:	Ralph W. Castner
	Title:	Secretary and Treasurer

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC, a
Delaware limited liability company,
its authorized signatory

By:	/s/ Colin Pennycooke
	Name:	Colin Pennycooke
	Title:	Counsel

By:	/s/ James C. Fifield
	Name:	James C. Fifield
	Title:	General Counsel

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

SYMETRA LIFE INSURANCE COMPANY a Washington corporation

By:	Principal Global Investors, LLC, a
Delaware limited liability company,
its authorized signatory

By:	/s/ Colin Pennycooke
	Name:	Colin Pennycooke
	Title:	Counsel

By:	/s/ James C. Fifield
	Name:	James C. Fifield
	Title:	General Counsel

Signature Page

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management
(Japan), Inc., as Investment Manager

By:	Prudential Investment Management, Inc.,
as Sub-Adviser

By:	/s/ Julia B. Buthman
	Name:	Julia B. Buthman
	Title:	Vice President

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

THE PRUDENTIAL LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Julia B. Buthman
	Name:	Julia B. Buthman
	Title:	Vice President

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

MTL INSURANCE COMPANY

By:	Prudential Private Placement
Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement
Investors, L.P. (as its General Partner)

By:	/s/ Julia B. Buthman
	Name:	Julia B. Buthman
	Title:	Vice President

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

SECURITY BENEFIT LIFE INSURANCE COMPANY, INC.

By:	Prudential Private Placement
Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement
Investors, L.P. (as its General Partner)

By:	/s/ Julia B. Buthman
	Name:	Julia B. Buthman
	Title:	Vice President

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY AIG ANNUITY INSURANCE COMPANY

By:	AIG Global Investment Corp., investment adviser

By:	/s/ Gerald F. Herman
	Name:	Gerald F. Herman
	Title:	Vice President

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Barry Scheinholtz
	Name:	Barry Scheinholtz
	Title:	Private Placements Manager

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Barry Scheinholtz
	Name:	Barry Scheinholtz
	Title:	Private Placements Manager

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:	/s/ Debra R. Thompson
	Name:	Debra R. Thompson
	Title:	Vice President

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

AMERUS LIFE INSURANCE COMPANY

By:	AmerUs Capital Management Group, Inc., its authorized attorney-in-fact

By:	/s/ Roger D. Fors
	Name:	Roger D. Fors
	Title:	VP – Private Placements

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

AMERICAN INVESTORS LIFE INSURANCE COMPANY

By:	Aviva Capital Management Group, Inc., its authorized attorney-in-fact

By:	/s/ Roger D. Fors
	Name:	Roger D. Fors
	Title:	VP – Private Placements

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

INDIANAPOLIS LIFE INSURANCE COMPANY

By:	AmerUs Capital Management Group, Inc., its authorized attorney-in-fact

By:	/s/ Roger D. Fors
	Name:	Roger D. Fors
	Title:	VP – Private Placements

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Morian C. Mooers
	Name:	Morian C. Mooers
	Title:	Investment Officer

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

JACKSON NATIONAL LIFE INSURANCE COMPANY

By:	PPM America, Inc., as attorney-in-fact, On behalf of Jackson National Life Insurance Company

By:	/s/ Craig Radis
	Name:	Craig Radis
	Title:	Vice President

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

LIFE INSURANCE COMPANY OF THE SOUTHWEST

By:	/s/ R. Scott Higgins
	Name:	R. Scott Higgins
	Title:	Vice President Sentinel Asset Management

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

AMERITAS LIFE INSURANCE CORP.

By:	Ameritas Investment Advisors Inc., as Agent

By:	/s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Vice President

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

ACACIA LIFE INSURANCE COMPANY

By:	Ameritas Investment Advisors Inc., as Agent

By:	/s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Vice President

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

EQUITRUST LIFE INSURANCE COMPANY

By:	/s/ Herman L. Riva
	Name:	Herman L. Riva
	Title:	Senior Portfolio Manager

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

ASSURITY LIFE INSURANCE COMPANY

By:	/s/ Victor Weber
	Name:	Victor Weber
	Title:	Senior Director - Investments

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

ASSURITY LIFE INSURANCE COMPANY (SUCCESSOR IN INTEREST TO SECURITY FINANCIAL LIFE INSURANCE CO.)

By:	/s/ Victor Weber
	Name:	Victor Weber
	Title:	Senior Director - Investments

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      This Amendment No. 1 is hereby accepted and agreed to as of the First Amendment Closing Date.

METROPOLITAN LIFE INSURANCE COMPANY

METROPOLITAN TOWER LIFE INSURANCE COMPANY

By:	Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ Judith A. Gulotta
	Name:	Judith A. Gulotta
	Title:	Director
(executed by Metropolitan Life Insurance Company (i) as to itself as a Purchaser and (ii) as investments manager to Metropolitan Tower Life Insurance Company as a Purchaser)

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

SCHEDULE I

HOLDERS

Principal Life Insurance Company
Symetra Life Insurance Company, a Washington corporation
Gibraltar Life Insurance Co., Ltd.
The Prudential Life Insurance Company of America
MTL Insurance Company
Security Benefit Life Insurance Company, Inc.
The Variable Annuity Life Insurance Company
AIG Annuity Insurance Company
The Guardian Life Insurance Company of America
Berkshire Life Insurance Company of America
Transamerica Occidental Life Insurance Company
AmerUs Life Insurance Company
American Investors Life Insurance Company
Indianapolis Life Insurance Company
Genworth Life and Annuity Insurance Company
Jackson National Life Insurance Company
Life Insurance Company of the Southwest
Ameritas Life Insurance Corp.
Acacia Life Insurance Company
Equitrust Life Insurance Company
Assurity Life Insurance Company
Metropolitan Life Insurance Company
Metropolitan Tower Life Insurance Company

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

SCHEDULE II

REPRESENTATIONS AND WARRANTIES

      Each of the Obligors represents and warrants to you as follows:

      1. Corporate or Limited Liability Company or Limited Partnership Organization and Authority. Each Obligor

      (a) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization; and

      (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted.

      2. Amendment No. 1 is Legal and Authorized. (a) The compliance by each Obligor with all of the provisions of this Amendment No. 1 and of the Existing Note Agreements:

      (i) is within the corporate, limited liability company or limited partnership powers of such Obligor; and

      (ii) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the Articles of Incorporation, Articles of Organization, By-laws, Operating Agreement, Limited Liability Company Agreement or Partnership Agreement of such Obligor or any indenture or other agreement or instrument to which such Obligor is a party or by which it may be bound or result in the imposition of any Liens or encumbrances on any property of such Obligor.

      (b) The execution and delivery of this Amendment No. 1 has been duly authorized by proper corporate, limited liability company or limited partnership action on the part of such Obligor (no other action by the stockholders, members or partners of such Obligor being required by law, by the Articles of Incorporation, Articles of Organization, By-laws, Operating Agreement, Limited Liability Company Agreement or Partnership Agreement of such Obligor or otherwise) and this Amendment No. 1 has been executed and delivered by such Obligor and this Amendment No. 1 and the Existing Note Agreement each constitute the legal, valid and binding obligation, contract and agreement of such Obligor enforceable in accordance with its terms.

      3. No Defaults. After giving effect to this Amendment No. 1, no Default or Event of Default has occurred and is continuing.

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

      4. Governmental Consent. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with any governmental body, Federal or state, is necessary in connection with the execution and delivery of this Amendment No. 1.

      5. No Conflicts. The execution, delivery and performance by such Obligor of this Amendment No. 1 will not violate any provisions of any law or any order of any court or governmental agency or authority and will not conflict with or result in any breach of any of the provisions of, or constitute a default under or result in the creation or imposition of any Lien upon any of the property of such Obligor pursuant to the provisions of the Articles of Incorporation, Articles of Organization, By-laws, Operating Agreement, Limited Liability Company Agreement or Partnership Agreement of such Obligor or any agreement or other instrument to which the Company is a party or by which such Obligor may be bound.

      6. Each entity which is a borrower or guarantor under the Bank Agreement, 1995 Note Agreements or 2002 Note Agreements is an Obligor hereunder.

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

EXHIBIT A

FORM OF REVISED INTERCREDITOR AGREEMENT

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

EXECUTION COPY

FOURTH AMENDED AND RESTATED INTERCREDITOR AGREEMENT
Dated as of June 15, 2007
Among
United of Omaha Life Insurance Company,
Companion Life Insurance Company
and
Mutual of Omaha Insurance Company
(the “1995 NOTEHOLDERS”)
AND
Jackson National Life Insurance Company,
Jackson National Life Insurance Company of New York,
The Prudential Assurance Company Limited,
AIG SunAmerica Life Assurance Company
First SunAmerica Life Insurance Company,
Genworth Life Insurance Company,
Genworth Life and Annuity Insurance Company,
Teachers Insurance and Annuity Association of America,
TIAA-CREF Life Insurance Company
Nationwide Life Insurance Company,
Nationwide Life and Annuity Insurance Company,
Provident Mutual Life Insurance Company,
Pacific Life Insurance Company,
Massachusetts Mutual Life Insurance Company,
C.M. Life Insurance Company,
MassMutual Asia Limited
AND
Principal Life Insurance Company
(the “2002 NOTEHOLDERS”)
AND
Principal Life Insurance Company
Symetra Life Insurance Company
Gibraltar Life Insurance Co., Ltd.
The Prudential Insurance Company of America
MTL Insurance Company
Security Benefit Life Insurance Company, Inc.
The Variable Annuity Life Insurance Company
AIG Annuity Insurance Company
The Guardian Life Insurance Company of America
Berkshire Life Insurance Company of America
Transamerica Occidental Life Insurance Company
AmerUs Life Insurance Company
American Investors Life Insurance Company
Indianapolis Life Insurance Company

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

Genworth Life and Annuity Insurance Company
Jackson National Life Insurance Company
Life Insurance Company of the Southwest
Ameritas Life Insurance Corp.
Acacia Life Insurance Company
Equitrust Life Insurance Company
Assurity Life Insurance Company
Security Financial Life Insurance Co.
(the “2006 NOTEHOLDERS”)
AND
Metropolitan Life Insurance Company
Metropolitan Tower Life Insurance Company
(the “2007 NOTEHOLDERS”)
AND
U.S. Bank National Association,
Wachovia Bank, National Association,
LaSalle Bank National Association,
Comerica Bank,
Wells Fargo Bank, National Association,
Sovereign Bank
and
JPMorgan Chase Bank, N.A.
(the “BANKS”)
AND
U.S. Bank National Association,
as Collateral Agent
(the “COLLATERAL AGENT”)
AND
Additional Noteholders
(from time to time)

- i -

Cabela's Incorporated, et al.	Amendment No. 1 To 2006 Note Purchase Agreements

FOURTH AMENDED AND RESTATED INTERCREDITOR AGREEMENT

     FOURTH AMENDED AND RESTATED INTERCREDITOR AGREEMENT dated for convenience as of June 15, 2007 between (i) United of Omaha Life Insurance Company, Companion Life Insurance Company and Mutual of Omaha Insurance Company as parties to the 1995 Note Agreements (as hereinafter defined), (ii) Jackson National Life Insurance Company, Jackson National Life Insurance Company of New York, The Prudential Assurance Company Limited, AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company, Genworth Life Insurance Company, Genworth Life and Annuity Insurance Company, Teachers Insurance and Annuity Association of America, TIAA-CREF Life Insurance Company, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Provident Mutual Life Insurance Company, Pacific Life Insurance Company, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, MassMutual Asia Limited and Principal Life Insurance Company as parties to the 2002 Note Agreements (as hereinafter defined), Principal Life Insurance Company, Symetra Life Insurance Company, Gibraltar Life Insurance Co., Ltd., The Prudential Insurance Company of America, MTL Insurance Company, Security Benefit Life Insurance Company, Inc., The Variable Annuity Life Insurance Company, AIG Annuity Insurance Company, The Guardian Life Insurance Company of America, Berkshire Life Insurance Company of America, Transamerica Occidental Life Insurance Company, AmerUs Life Insurance Company, American Investors Life Insurance Company, Indianapolis Life Insurance Company, Genworth Life and Annuity Insurance Company, Jackson National Life Insurance Company, Life Insurance Company of the Southwest, Ameritas Life Insurance Corp., Acacia Life Insurance Company, Equitrust Life Insurance Company, Assurity Life Insurance Company and Security Financial Life Insurance Co. as parties to the Original 2006 Note Agreements (as hereinafter defined), (iv) Metropolitan Life Insurance Company and Metropolitan Tower Life Insurance Company as parties to the First Supplement (as hereinafter defined), (v) LaSalle Bank National Association (“LaSalle”), Wachovia Bank, National Association (“Wachovia”), U.S. Bank National Association (“U.S. Bank”), Comerica Bank (“Comerica”), Wells Fargo Bank, National Association (“Wells Fargo”), Sovereign Bank (“Sovereign”) and JPMorgan Chase Bank, N.A. (“JPMorgan”), and, together with LaSalle, Wachovia, U.S. Bank, Comerica, Wells Fargo and Sovereign, individually, a “Bank,” and, collectively, the “Banks”, as parties to the New Bank Agreement (as hereinafter defined), (vi) U.S. Bank National Association, as Collateral Agent (the “Collateral Agent”) and (vii) Additional Noteholders from time to time.

RECITALS:

     A. Cabela’s Incorporated, a Delaware corporation (the “Company”), entered into the separate Note Agreements dated as of January 1, 1995 (collectively, the “Original Note Agreements”) with each of the 1995 Noteholders, pursuant to which the Company theretofore issued and sold to the 1995 Noteholders (i) $10,000,000 in aggregate principal amount of its 8.79% Senior Notes, Series A, due January 1, 2007 (the “1995 Series A Notes”), (ii) $5,000,000 in aggregate principal amount of its 9.01% Senior Notes, Series B, due January 1, 2007 (the “1995 Series B Notes”), and (iii) $5,000,000 in aggregate principal amount of its 9.19% Senior Notes, Series C, due January 1, 2010 (the “1995 Series C Notes”) (the Series A Notes, the Series B Notes and the Series C Notes being collectively the “1995 Notes”).

Fourth Amended and Restated Intercreditor Agreement

     B. The Company and certain of the Banks entered into a Credit Agreement dated as of October 9, 2001 with the borrowers thereunder consisting of the Company and the following Subsidiaries of the Company: (i) Cabela’s Catalog, Inc., (ii) Cabela’s Promotions, Inc. (now, Cabela’s Marketing and Brand Management, Inc.), (iii) Cabela’s Retail, Inc., (iv) Cabela’s Outdoor Adventures, Inc., (v) Cabelas.com, Inc., (vi) Cabela’s Wholesale, Inc., (vii) Cabela’s Ventures, Inc. and (viii) Van Dyke Supply Company, Inc. (together the “Original Co-Obligor Subsidiaries” and such Original Co-Obligor Subsidiaries, together with the Company, the “Original Obligors”). The Company and certain of the Banks entered into an Amended and Restated Credit Agreement dated as of May 6, 2004 (the “2004 Bank Agreement”) with the borrowers thereunder consisting of the Company and the following Subsidiaries of the Company (such Subsidiaries being “2004 Co-Obligor Subsidiaries”, and such 2004 Co-Obligor Subsidiaries, together with the Company, the “2004 Obligors”): (i) Cabela’s Retail, Inc., (ii) Van Dyke Supply Company, Inc., (iii) Cabela’s Venture, Inc., (iv) Cabela’s Outdoor Adventures, Inc., (v) Cabela’s Catalog, Inc., (vi) Cabela’s Wholesale, Inc., (vii) Cabela’s Marketing and Brand Management, Inc. (formerly known as Cabela’s Promotions Inc.), (viii) Cabelas.com, Inc., (ix) Wild Wings, LLC (“Wild Wings”), (x) Cabela’s Lodging, LLC (“Lodging”), (xi) Herter’s, LLC (“Herter’s”), (xii) Cabela’s Trophy Properties, LLC (“Trophy”), and (xiii) Original Creations, LLC (“Creations”). The Obligors (as hereinafter defined) and the Banks amended and restated the 2004 Bank Agreement by entering into a Second Amended and Restated Credit Agreement dated as of July 15, 2005 (as further supplemented, amended or restated, from time to time the “New Bank Agreement”) in which Herter’s is no longer a borrower thereunder and in which Cabela’s Retail LA, LLC, a Nebraska limited liability company (“Cabela’s LA”), Cabela’s Retail TX, L.P., a Nebraska limited partnership (“Cabela’s TX”), Cabela’s Retail GP, LLC, a Nebraska limited liability company (“Cabela’s GP”), CRLP, LLC, a Nebraska limited liability company (“CRLP”) have become additional borrowers and certain additional borrowers entered into the Joinder Agreement dated as of February 22, 2006 by Legacy Trading Company (“Legacy”) and by Cabela’s Retail MO, LLC. (“Retail MO”) and have become additional borrowers under the New Bank Agreement. An additional borrower entered into a Joinder Agreement dated as of June 15, 2007 by Cabelas’s Retail IL, Inc., an Illinois corporation (“Retail IL”) and together with Cabela’s LA, Cabela’s TX, Cabela’s GP, CRLP, Legacy, Retail MO, Retail IL and the 2004 Obligors (except Herter’s, LLC), are collectively, the “Obligors”) and have become additional borrowers under the New Bank Agreement. The Obligors are sometimes referred to as “Borrowers” under the New Bank Agreement.

Fourth Amended and Restated Intercreditor Agreement

     C. The Original Note Agreements were amended and supplemented pursuant to the terms of (i) Amendment No. 1 dated as of June 30, 1997 between the Company and the 1995 Noteholders (“Amendment No. 1”), (ii) Amendment No. 2 dated as of September 1, 2000 between the Company and the 1995 Noteholders (“Amendment No. 2”), (iii) Amendment No. 3 dated as of October 9, 2001 between the Company and the 1995 Noteholders (“Amendment No. 3”), (iv) Amendment No. 4 dated as of September 5, 2002 between the Original Obligors, Wild Wings, Lodging, Herter’s and the 1995 Noteholders (“Amendment No. 4”), (v) Amendment No. 5 dated as of May 5, 2004 between the Original Obligors Wild Wings, Lodging, Herter’s and the 1995 Noteholders (“Amendment No. 5”), (vi) Amendment No. 6 dated as of February 27, 2006 (“Amendment No. 6”), (vii) Amendment No. 7 dated as of June 15, 2007 (“Amendment No. 7”), (viii) the Joinder Agreement dated as of July 30, 2004 by Trophy, Creations, Cabela’s LA, Cabela’s TX, Cabela’s GP and CRLP (as amended and restated by the Amended and Restated Joinder Agreement dated July 15, 2005 (the “A&R 1995 Joinder”)), (ix) the Joinder Agreement dated as of February 27, 2006 by Legacy and by Retail MO (the “2006/1995 Joinders”) and (x) the Joinder Agreement dated June 15, 2007 by Retail IL (the “2007/1995 Joinder”) (the Original Note Agreements, as amended and supplemented by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7, the 1995 A&R Joinder, the 2006/1995 Joinders and the 2007/1995 Joinder being collectively, and as further supplemented, amended or related from time to time, the “1995 Note Agreements”).

     D. The Original Obligors, Wild Wings, LLC, Cabela’s Lodging, LLC, Herter’s, (collectively, the “2002 Obligors”) and the 2002 Noteholders entered into the separate Note Purchase Agreements dated as of September 5, 2002 (collectively, the “Original 2002 Note Agreements”) with each of the 2002 Noteholders pursuant to which the 2002 Obligors issued and sold to the 2002 Noteholders $125,000,000 in aggregate principal amount of their 4.95% Senior Notes, Series 2002-A, due September 5, 2009 (the “2002 Notes”). The Original 2002 Note Agreements were amended and supplemented by the First Amendment Agreement dated October 31, 2005 (the “First 2002 Amendment”), the Second Amendment Agreement dated February 27, 2006 (the “Second 2002 Amendment”), the Third Amendment Agreement dated June 15, 2007 (the “Third 2002 Amendment”), the Joinder Agreement dated as of July 30, 2004 by Trophy, Creations, Cabela’s LA, Cabela’s TX, Cabela’s GP and CRLP (as amended and restated by the Amended and Restated Joinder Agreement dated July 15, 2005 (the “A&R 2002 Joinder”)), the Joinder Agreement dated as of February 27, 2006 by Legacy and by Retail MO (the “2006/2002 Joinders”) and the Joinder Agreement dated June 15, 2007 by Retail IL (the “2007/2002 Joinder”) (the Original 2002 Note Agreements as amended and supplemented by the First 2002 Amendment, the Second 2002 Amendment, the Third 2002 Amendment, the A&R 2002 Joinder, the 2006/2002 Joinders, the 2007/2002 Joinder and as further supplemented, amended or restated from time to time are the “2002 Note Agreements”).

     E. The Obligors and the 2006 Noteholders entered into separate Note Purchase Agreements dated as of February 27, 2006 (collectively, the “Original 2006 Note Agreements”) with each of the 2006 Noteholders pursuant to which the Obligors issued and sold to the 2006 Noteholders $215,000,000 aggregate principal amount of their 5.99% Senior Notes, Series 2006-A, due February 27, 2016 (the “2006 Notes”). The Original 2006 Note Agreements were amended and supplemented by the First Amendment Agreement dated as of June 15, 2007 (the “First 2006 Amendment”) and the Joinder Agreement dated June 15, 2007 by Retail IL (the “2007/2006 Joinder”).

Fourth Amended and Restated Intercreditor Agreement

     F. The Obligors and the 2007 Noteholders entered into the First Supplement dated as of June 15, 2007 (the “First Supplement”) to the Original 2006 Note Agreements (the Original 2006 Note Agreements as amended and supplemented by the First 2006 Amendment, the 2007/2006 Joinder and by the First Supplement and as further supplemented, amended or restated from time to time are the “2006/2007 Note Agreements”) pursuant to which the Obligors issued and sold to the 2007 Noteholders $60,000,000 aggregate principal amount of their 6.08% Senior Notes, Series 2007-A, due June 15, 2017 (the “2007 Notes”).

     G. The 1995 Notes and all principal thereof, premium, if any, and interest thereon, the 2002 Notes and all principal thereof, premium, if any and interest thereon, the 2006 Notes and all principal thereof, premium, if any, and interest thereof, the 2007 Notes and all principal thereof, premium, if any, and interest thereon, the Bank Loans (as hereinafter defined) and all principal thereof and interest thereon and any Additional Notes and all principal thereof, premium, if any and interest thereof and any and all other obligations of the Obligors to the 1995 Noteholders, the 2002 Noteholders, the 2006 Noteholders, the 2007 Noteholders, the Banks and any Additional Noteholders of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising or acquired, under the terms of the 1995 Notes, the 2002 Notes, the 2006 Notes, the 2007 Notes, the Bank Notes (as hereinafter defined), any Additional Notes, the 1995 Note Agreements, the 2002 Note Agreements, the 2006/2007 Note Agreements, the New Bank Agreement or any other document or instrument executed and delivered by any of the Obligors pursuant to the 1995 Note Agreements, the 2002 Note Agreements, the 2006/2007 Note Agreements or the New Bank Agreement and any modification, renewal or replacement thereof, regardless of how they arise or are acquired or by what agreement or instrument, if any, including obligations to perform acts and refrain from taking action as well as obligations to pay money and including, without limitation, the obligation of the Obligors in respect of undrawn amounts of Letters of Credit, are hereinafter collectively referred to as the “Obligations.”

     H. The 1995 Noteholders, the 2002 Noteholders, the 2006 Noteholders, the 2007 Noteholders and the Banks have reached certain agreements concerning the interests of each and have set forth said agreements below.

SECTION 1. DEFINITIONS.

     Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

     “Additional Notes” shall have the meaning set forth in the 2002 Note Agreements and the 2006/2007 Note Agreements (as applicable).

     “Additional Noteholders” shall mean any Person who purchases Additional Notes and executed a counterpart to this Agreement pursuant to Section 6.8 hereto and any Persons who succeed to their respective benefits in accordance with Section 6.3 and 6.7 hereto.

     “Bank Loans” shall mean the Revolver Loans, the L/C Loans and the Swing Line Loans.

     “Bank Notes” shall mean, collectively, the Revolving Loan Notes evidencing the Revolver Loans outstanding from time to time under the New Bank Agreement and the Swing Line Note evidencing the Swing Line Loans outstanding from time to time under the New Bank Agreement.

Fourth Amended and Restated Intercreditor Agreement

     “Banks” shall have the meaning set forth in the introductory paragraph of this Agreement.

     “Borrowers” shall have the meaning set forth in paragraph B of the Recitals hereto.

     “Collateral” shall mean any amounts received by the Collateral Agent hereunder to pay Obligations including, without limitation, any Recoveries and any other collateral from time to time securing the Obligations.

     “Collateral Agent” shall mean U.S. Bank National Association, in its capacity as collateral agent hereunder, and any successor collateral agent appointed pursuant to Section 5.6 hereof.

     “Company” shall mean Cabela’s Incorporated, a Delaware corporation, and any Person who succeeds to all, or substantially all, of the assets and business of Cabela’s Incorporated.

     “Event of Default” means (i) any Event of Default under the New Bank Agreement, (ii) any Event of Default under the 1995 Note Agreements, (iii) any Event of Default under the 2002 Note Agreements, or (iv) any Event of Default under the 2006/2007 Note Agreements.

     “First Supplement” shall have the meaning set forth in paragraph F of the Recitals hereto.

     “Funded L/C Obligations” shall mean at any time the obligations of the Borrowers with respect to any Letter of Credit which has been partially or fully drawn upon.

     “L/C Funding Event” shall mean the occurrence of an event which causes an Unfunded L/C Obligation to become a Funded L/C Obligation.

     “L/C Loans” means the loans of the Banks with respect to Letters of Credit.

     “Legacy Joinder” shall have the meaning set forth in paragraph D of the Recitals thereto.

     “Letters of Credit” shall mean the Letters of Credit available to the Borrowers under the New Bank Agreement.

     “New Bank Agreement” shall have the meaning set forth in paragraph B of the Recitals hereto.

     “1995 Note Agreements” shall have the meaning set forth in paragraph C of the Recitals hereto.

     “1995 Noteholders” shall mean United of Omaha Life Insurance Company, Companion Life Insurance Company and Mutual of Omaha Insurance Company, as the initial purchasers of the 1995 Notes, and any Persons who succeed to their respective benefits in accordance with Sections 6.3 and 6.7 hereof.

Fourth Amended and Restated Intercreditor Agreement

     “1995 Notes” shall have the meaning set forth in paragraph A of the Recitals hereto.

     “Nonpayment Event of Default” shall mean the occurrence of any Event of Default other than a Payment Event of Default.

     “Notice of Actionable Default” shall mean a written notice issued by a Senior Creditor or Senior Creditors to the Collateral Agent, with a copy thereof to the Company, certifying (1) that a Payment Event of Default under the 1995 Note Agreements, the 2002 Note Agreements, the 2006/2007 Note Agreements or the New Bank Agreement, as the case may be, to which such Senior Creditor or Senior Creditors shall be a party has occurred and is continuing or (2) that a Nonpayment Event of Default under the 1995 Note Agreements, the 2002 Note Agreements, the 2006/2007 Note Agreements or the New Bank Agreement, as the case may be, to which such Senior Creditor or Senior Creditors shall be a party has occurred and is continuing, and that at least 10 days prior to the issuance of such notice, a Senior Creditor shall have delivered to the Collateral Agent, the Company and every other Senior Creditor prior written notice of such Nonpayment Event of Default.

     “Obligations” shall have the meaning set forth in paragraph E of the Recitals hereto.

     “Obligors” shall have the meaning set forth in paragraph B of the Recitals hereto and shall include any other borrower or guarantor from time to time under the New Bank Agreement, the 1995 Note Agreements, the 2002 Note Agreements or the 2006/2007 Note Agreements.

     “Original Co-Obligor Subsidiaries” shall have the meaning set forth in paragraph B of the Recitals hereto.

     “Original 2006 Note Agreements” shall have the meaning set forth in paragraph E of the Recitals thereof.

     “Original Obligors” shall have the meaning set forth in paragraph B of the Recitals hereto.

     “Payment Event of Default” shall mean (1) the occurrence of a default or an event of default under the 1995 Note Agreements as a result of the failure of the Obligors to pay when due principal of, premium, if any, or interest on any 1995 Note, (2) the occurrence of a default or an event of default under the 2002 Note Agreements as a result of the failure of the Obligors to pay when due principal of, premium, if any, or interest on any 2002 Note or any Additional Note, (3) the occurrence of a default or an event of default under the 2006/2007 Note Agreements as a result of the failure of the Obligors to pay when due principal of, premium, if any, or interest on any 2006 Note or any 2007 Note or any Additional Note, (4) the occurrence of a default or an event of default under the New Bank Agreement as a result of the failure of the Obligors to pay when due interest, unused commitment fee and/or prepayment compensation, if any, or principal on the Revolver Loans or the Swing Line Loans, or (5) the occurrence of a default or an event of default under the New Bank Agreement as a result of the failure of the Obligors to pay when due reimbursement obligations on Letters of Credit.

Fourth Amended and Restated Intercreditor Agreement

     “Person” shall mean an individual, partnership, corporation, limited liability company, bank, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     “Reallocation Event” shall mean an event which causes an Unfunded L/C Obligation to cease to exist without becoming a Funded L/C Obligation, including the termination of a Letter of Credit without being drawn upon.

     “Recovery” shall have the meaning set forth in Section 3.4 hereof.

     “Revolver Loans” shall mean the Revolver Loans available to the Borrowers under the New Bank Agreement.

     “Secured Documents” shall mean the 1995 Notes, the 1995 Note Agreements, the 2002 Notes, the 2002 Note Agreements, the 2006 Notes, the 2006/2007 Note Agreements, the 2007 Notes, the Bank Notes, the New Bank Agreement, the Letters of Credit, any Additional Notes and any and all amendments and supplements thereof.

     “Senior Creditors” shall mean the 1995 Noteholders, the 2002 Noteholders, the 2006 Noteholders, the 2007 Noteholders, the Banks and the Additional Noteholders.

     “Swing Line Loans” shall mean the Swing Line Loans available to the Borrowers under the New Bank Agreement.

     “2004 Bank Agreement” shall have the meaning set forth in paragraph B of the Recitals hereto.

     “2004 Co-Obligor Subsidiaries” shall have the meaning set forth in paragraph B of the Recitals hereto.

     “2004 Obligors” shall have the meaning set forth in paragraph B of the Recitals hereto.

     “2007 Noteholders” means Metropolitan Life Insurance Company and Metropolitan Tower Life Insurance Company as the initial purchasers of the 2007 Notes, and any Persons who succeed to their respective benefits in accordance with Section 6.3 and 6.7 hereof.

     “2007 Notes” shall have the meaning set forth in paragraph F of the Recitals hereto.

     “2006/2007 Note Agreements” shall have the meaning set forth in paragraph F of the Recitals hereto.

Fourth Amended and Restated Intercreditor Agreement

     “2006 Noteholders” shall mean Principal Life Insurance Company, Symetra Life Insurance Company, Gibraltar Life Insurance Co., Ltd., The Prudential Insurance Company of America, MTL Insurance Company, Security Benefit Life Insurance Company, Inc., The Variable Annuity Life Insurance Company, AIG Annuity Insurance Company, The Guardian Life Insurance Company of America, Berkshire Life Insurance Company of America, Transamerica Occidental Life Insurance Company, AmerUs Life Insurance Company, American Investors Life Insurance Company, Indianapolis Life Insurance Company, Genworth Life and Annuity Insurance Company, Jackson National Life Insurance Company, Life Insurance Company of the Southwest, Ameritas Life Insurance Corp., Acacia Life Insurance Company, Equitrust Life Insurance Company, Assurity Life Insurance Company and Security Financial Life Insurance Co., as the initial purchasers of the 2006 Notes, and any Persons who succeed to their respective benefits in accordance with Sections 6.3 and 6.7 hereof.

     “2006 Notes” shall have the meaning set forth in paragraph E of the Recitals hereto.

     “2002 Note Agreements” shall have the meaning set forth in paragraph D of the Recitals hereto.

     “2002 Noteholders” shall mean Jackson National Life Insurance Company, Jackson National Life Insurance Company of New York, The Prudential Assurance Company Limited, AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company, Genworth Life Insurance Company, Genworth Life and Annuity Insurance Company, Teachers Insurance and Annuity Association of America, TIAA-CREF Life Insurance Company, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Provident Mutual Life Insurance Company, Pacific Life Insurance Company, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, MassMutual Asia Limited and Principal Life Insurance Company, as the initial purchasers of the 2002 Notes, and any Persons who succeed to their respective benefits in accordance with Sections 6.3 and 6.7 hereof.

     “2002 Notes” shall have the meaning set forth in paragraph D of the Recitals hereto.

     “Unfunded L/C Obligations” shall mean at any time the obligations of the Borrowers to the Banks in respect of undrawn amounts of outstanding Letters of Credit issued by such Banks. Each such Unfunded Obligation will be deemed to be in an amount equal to the undrawn amount of the related Letter of Credit.

     “Uniform Commercial Code” shall mean the Uniform Commercial Code, as in effect in the applicable jurisdiction.

SECTION 2. [INTENTIONALLY RESERVED].

Fourth Amended and Restated Intercreditor Agreement

SECTION 3. REMEDIES; APPLICATION OF PROCEEDS, RECOVERIES AND OTHER AMOUNTS.

     Section 3.1. Remedies. Upon receipt of a Notice of Actionable Default, the Collateral Agent shall, pursuant to the written direction of the Senior Creditor or Senior Creditors giving the Notice of Actionable Default, exercise each of the remedies available to the Collateral Agent and specified in each written direction to the Collateral Agent, it being expressly understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute; provided, that (i) a Notice of Actionable Default may be withdrawn at any time by delivery of a written notice to the Collateral Agent to such effect by the Senior Creditor or Senior Creditors which gave the Notice of Actionable Default and upon receipt of such written notice, the Collateral Agent shall no longer follow the written directions of such Senior Creditor or Senior Creditors with respect to the exercise of remedies hereunder, and (ii) if there shall be more than one Notice of Actionable Default outstanding at any time and the written directions from the respective Senior Creditors shall be conflicting, the Collateral Agent may exercise such remedies as it shall, in its sole discretion, deem appropriate, which will include the following:

     (a) The Collateral Agent shall have the right immediately and without prior notice or demand to set off against Obligations, whether or not due, all money and other amounts owed by the Collateral Agent in any capacity to any of the Obligors, and the Collateral Agent may freeze any bank account of any of the Obligors with the Collateral Agent prior to and in anticipation of said setoff;

     (b) The Collateral Agent may proceed to protect and enforce its rights by a suit or suits in equity or at law, or for the specific performance of any covenant or agreement contained herein, or in aid of the execution of any power herein granted, or for the enforcement of this Agreement, or for the enforcement of any other appropriate legal or equitable remedy permitted by applicable law.

     Section 3.2. Application of Proceeds and Other Recoveries. In the event that any Notice of Actionable Default shall have been delivered to the Collateral Agent, amounts recovered from the Obligors or pursuant to Section 3.4 hereof shall be applied, as promptly as reasonably practicable, but in no event later than 5 business days after receipt thereof, subject to the following provisions of this Section 3, to the payment of the Obligations as follows:

     (a) To the payment of costs and expenses of suit, if any, and the costs of collecting and recovering any such amounts including, without limitation, the reasonable compensation of the Collateral Agent, its agents, attorneys and counsel, and of all reasonable expenses, liabilities and advances incurred or made hereunder by the Collateral Agent;

     (b) to the application to the Obligations in the following order:

     (i) to pay all accrued interest, fees and other amounts (excluding the items described in clause (ii) below) which are payable under the Secured Documents apportioned among the Senior Creditors in proportion to the aggregate amount thereof then due each Senior Creditor;

Fourth Amended and Restated Intercreditor Agreement

     (ii) to be allocated among all outstanding principal, and premium, if any (including, in the case of the 1995 Notes, the Make-Whole Amounts, as defined in the 1995 Note Agreements and in the case of the 2002 Notes, the Make-Whole Amount as defined in the 2002 Note Agreements and, in the case of the 2006 Notes, the Make-Whole Amount as defined in the Original 2006 Note Agreements and, in the case of the 2007 Notes, the Make-Whole Amount as defined in the First Supplement and any premium related to any Additional Notes as set forth in a Supplement to the 2002 Note Agreements or the 2006 Note Agreements (as the case may be)), due on the Bank Loans, the 1995 Notes, the 2002 Notes, the 2006 Notes, the 2007 Notes, any Additional Notes and all Unfunded L/C Obligations, apportioned among the Senior Creditors in proportion to the aggregate amount of (w) the outstanding principal of the Bank Loans, 1995 Notes, 2002 Notes, 2006 Notes, 2007 Notes or Additional Notes of each Senior Creditor, (x) the aggregate Unfunded L/C Obligations of each Senior Creditor, and (y) the premium, if any, then due each Senior Creditor thereunder; and any amount so allocated under clauses (w) or (y) of this paragraph (b)(ii) to a Senior Creditor, shall be paid to such Senior Creditor and any amount so allocated under clause (x) of this paragraph (b)(ii) to any Senior Creditor shall be held in a separate subaccount established under Section 3.3 hereof for disposition in accordance with the provisions thereof;

     (c) the payment of the surplus, if any, to the Obligors, their successors or to whomsoever may be lawfully entitled to receive the same.

     Section 3.3. Subaccounts for Unfunded L/C Obligations. Whenever any amount (“proceeds”) is allocated to a Senior Creditor of Unfunded L/C Obligations pursuant to Section 3.2 above, such proceeds shall be held by the Collateral Agent for the benefit of such Senior Creditor and shall be suballocated by the Collateral Agent to separate subaccounts for each of the Unfunded L/C Obligations of such Senior Creditor based upon the Senior Creditors’ share of each of such Unfunded L/C Obligations. Upon the subsequent occurrence of an L/C Funding Event with respect to an Unfunded L/C Obligation to which proceeds have been suballocated, the Collateral Agent shall pay the amount(s) suballocated in respect of such Unfunded L/C Obligations (adjusted for any partial draws or investment losses or gains pursuant to this Section 3.3) to the Senior Creditors for whom the related subaccounts were established. Pending the distribution of such amounts, the Collateral Agent shall hold the amounts allocated to separate subaccounts pursuant to the foregoing provisions and may invest such amounts in direct obligations of the United States of America or obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, maturing not more than 90 days from the date of such investment.

     Upon the occurrence of a Reallocation Event with respect to any Unfunded L/C Obligation for which proceeds have been suballocated pursuant to the foregoing provisions of this Section 3.3, the Collateral Agent shall reapply the proceeds which have been so suballocated (adjusted for any investment losses or gains pursuant to this Section 3.3) as if such proceeds had then been received for application pursuant to Section 3.2 hereof.

     Section 3.4. Sharing of Recoveries. If (i) a Notice of Actionable Default shall have been delivered to the Collateral Agent and (ii) such Notice shall not have been withdrawn and the Event of Default described therein shall then be continuing, any Senior Creditor which shall receive any payment of any fee, expense, principal, premium or interest under any of the Secured Documents, including any amount received by the exercise of any right of setoff (any such payment or amount being hereinafter referred to as a “Recovery”), shall pay the amount of such Recovery to the Collateral Agent for distribution to the Senior Creditors and the Collateral Agent shall pay such amount to the Senior Creditors in accordance with the provisions set forth in Section 3.2.

Fourth Amended and Restated Intercreditor Agreement

     Section 3.5. Return of Amounts. In the event that any Senior Creditor which shall receive any payments pursuant to Section 3.4 above (a “Recovering Party”) shall be legally required to return or repay any Recovery to any of the Obligors, or the representative or successor in interest of any of the Obligors because any such payments are subsequently invalidated, voided, declared to be fraudulent or preferential, set aside or required to be paid to a trustee under the bankruptcy code, each other Senior Creditor which shall have received any portion of such Recovery shall, promptly upon its receipt of notice thereof from the Collateral Agent or such Recovering Party, pay to the Collateral Agent such portion, and the Collateral Agent shall promptly return such portion to such Obligors, their representative or successor in interest of such Obligors, as the case may be. If any such Recovery, or any part thereof, is subsequently re-recovered by the Recovering Party from any Obligors or the representative or successor in interest of the Obligors, such Recovery shall be paid by the Recovering Party to the Collateral Agent, and the Collateral Agent shall redistribute such Recovery to the other Senior Creditors on the same basis as such amounts were originally distributed. In addition, if any Senior Creditor shall have its right to share in the proceeds of any part of the Collateral released, terminated or invalidated, whether voluntarily or involuntarily, then such proceeds shall be reallocated among the Senior Creditors entitled to receive such proceeds and the indebtedness owing to such Senior Creditor shall no longer be considered in determining the allocation of proceeds received with respect to said Collateral, and such Senior Creditor shall have no claim on said Collateral or the proceeds thereof. The obligations of the Senior Creditors and the Collateral Agent under this paragraph shall survive the repayment of the Obligations and the termination of the Collateral Documents.

SECTION 4. AGREEMENTS AMONG THE SENIOR CREDITORS.

     Section 4.1. Delivery of Notice of Actionable Default. Each Senior Creditor shall have the right to issue a Notice of Actionable Default.

     Section 4.2. Notifications. Prior to the delivery to the Collateral Agent of a Notice of Actionable Default by a Senior Creditor, each Senior Creditor shall deliver notice thereof to every other Senior Creditor and the Company.

     Section 4.3. Effect of Non-Compliance. The failure of any Senior Creditor to perform any of its obligations under the 1995 Note Agreements, the 2002 Note Agreements, the 2006/2007 Note Agreements, the New Bank Agreement, or this Agreement, including without limitation, the failure of any Senior Creditor to pay to the Collateral Agent any amounts required to be so paid under this Agreement, shall not relieve any other Senior Creditor of its obligations under the 1995 Note Agreements, the 2002 Note Agreements, the 2006/2007 Note Agreements, the New Bank Agreement or this Agreement.

     Section 4.4. Agreement to Cooperate and to Pursue Remedies. (a) Each Senior Creditor hereby agrees to cooperate fully with each other Senior Creditor, in order to promptly discharge the terms and provisions of this Agreement. Each Senior Creditor also agrees, from time to time, to execute and deliver any and all other agreements, documents or instruments and to take such other actions, all as may be reasonably necessary or desirable to effectuate the terms, provisions and the intent of this Agreement.

Fourth Amended and Restated Intercreditor Agreement

     (b) Each Senior Creditor agrees that, until its Obligations have been paid in full, it will diligently pursue, or cause the Collateral Agent to diligently pursue, any and all collection actions and remedies available to such Senior Creditor or to the Collateral Agent under applicable law which actions and remedies such Senior Creditor deems reasonably likely to result in the recovery of amounts to be applied to Obligations for the benefit of the Senior Creditors, which Obligations shall include, without limitation, any amounts distributed to such Secured Party by the Collateral Agent as a sharing of a Recovery under Section 3.4 hereof.

     Section 4.5. Independent Actions by Senior Creditors. Nothing contained in this Agreement shall prohibit any Senior Creditor from accelerating the maturity of or demanding payment on any indebtedness of any of the Obligors to such Senior Creditor or exercising any right of set-off against any amounts owed to any of the Obligors or from instituting legal action against any of the Obligors, to obtain a judgment or other legal process in respect of such indebtedness, but any funds received in connection with any such set-off or enforcement of any such judgment shall be subject to the terms of this Agreement and, if received by a Senior Creditor, shall be turned over to the Collateral Agent to the extent required hereunder for application as set forth herein.

     Section 4.6. Relation of Senior Creditors. This Agreement is entered into solely for the purposes set forth herein and, except as expressly provided otherwise herein, no Senior Creditor assumes any responsibility to any other party hereto to advise such other party of information known to such other party regarding the financial condition of the Company or the other Obligors or of any other circumstances bearing upon the risk of nonpayment of the obligations of the Obligors to the Senior Creditors. Each Senior Creditor shall be responsible for managing its relations with the Obligors, and no party shall be deemed the agent of any other party for any purpose except as expressly set forth herein. Each Senior Creditor specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of any of the Obligors and nothing contained herein shall limit or in any way modify any of the obligations of the Obligors to the Senior Creditors.

     Section 4.7. Amendments and Waivers of Agreements. The Senior Creditors agree that (i) the Banks may enter into any amendment or modification of the New Bank Agreement without the consent of the 1995 Noteholders or the 2002 Noteholders or the 2006 Noteholders or the 2007 Noteholders or any Additional Noteholders, (ii) the 1995 Noteholders may enter into any amendment or modification of the 1995 Notes or the 1995 Note Agreements without the consent of the Banks or the 2002 Noteholders or the 2006 Noteholders or the 2007 Noteholders or any Additional Noteholders, (iii) the 2002 Noteholders or the Additional Noteholders under the 2002 Note Agreements may enter into any amendment or modification of the 2002 Notes or the 2002 Note Agreements or such Additional Notes without the consent of the Banks or the 1995 Noteholders or the 2006 Noteholders or the 2007 Noteholders or the Additional Noteholders under the 2006/2007 Note Agreements and (iv) the 2006 Noteholders or the 2007 Noteholders or the Additional Noteholders under the 2006/2007 Note Agreements may enter into any amendment or modification of the 2006 Notes, the 2007 Notes, such Additional Notes or the 2006/2007 Note Agreements without the consent of the Banks or the 1995 Noteholders or the 2002 Noteholders or the Additional Noteholders under the 2002 Note Agreements; provided, that, upon the Banks, the 1995 Noteholders, the 2002 Noteholders, the 2006 Noteholders, the 2007 Noteholders or the Additional Noteholders entering into any such amendment or modification, the Persons executing such amendment or modification shall promptly furnish a copy thereof to all of the other Senior Creditors.

Fourth Amended and Restated Intercreditor Agreement

     Section 4.8. Amendments and Waivers of This Agreement. Any provision of this Agreement may be amended or compliance therewith waived with the written consent thereto of:

     (i) the holders of at least 51% in aggregate principal amount of the 1995 Notes then outstanding;

     (ii) the holders of at least 51% in aggregate principal amount of the sum of (x) 2002 Notes and (y) any Additional Notes under the 2002 Note Agreements then outstanding;

     (iii) the holders of at least 51% in aggregate principal amount of the sum of (x) 2006 Notes and (y) the 2007 Notes and (z) any Additional Notes under the 2006/2007 Note Agreements then outstanding; and

     (iv) each of the Banks which is a party to the New Bank Agreement.

     Section 4.9. Solicitation of Senior Creditors. Each of the Obligors hereby agrees that it will not offer to any Senior Creditor any benefit or consideration (whether immediate or prospective, definite or contingent) of any kind as an inducement to such Senior Creditor to consent to an amendment or waiver of any of the foregoing documents or instruments without concurrently offering a comparable benefit or consideration to each other Senior Creditor as an inducement to consent to such amendment or waiver.

     Section 4.10. Parity of Treatment. Each Senior Creditor agrees that it will not accept from any of the Obligors or any other Person any benefit or consideration (whether immediate or prospective, definite or contingent) with respect to the Obligations (including, without limitation, any guaranty from any third party or any collateral security) without the prior written consent of each other Senior Creditor unless such benefit or consideration shall also be conferred upon or paid to each other Senior Creditor on a pro rata basis based upon the amount of Obligations owed thereto.

Fourth Amended and Restated Intercreditor Agreement

SECTION 5. THE COLLATERAL AGENT.

     The Collateral Agent accepts the duties hereunder and agrees to perform the same, but only upon the terms and conditions hereof, including the following, to all of which the Obligors and the respective Senior Creditors by their acceptance hereof agree:

     Section 5.1. Duties of Collateral Agent. (a) In the event that a Responsible Officer of the Collateral Agent shall have received written notice from a Senior Creditor or any of the Obligors of an Event of Default, the Collateral Agent shall give prompt written notice of such Event of Default to each Senior Creditor. Subject to the terms of Section 5.2(g), the Collateral Agent shall take such action or refrain from taking such action as the Collateral Agent shall be directed pursuant to a Notice of Actionable Default. The term “Responsible Officer” of the Collateral Agent shall mean (i) any officer of the Collateral Agent which is a loan officer on the account of the Obligors under the New Bank Agreement, (ii) any other officer which has direct or indirect supervisory responsibility of the account of the Obligors under the New Bank Agreement, and (iii) any Person to whom notice may be given on behalf of the Collateral Agent under Section 6 hereof.

     (b) The Collateral Agent shall not have any duty or obligation to take or refrain from taking any action under, or in connection with, this Agreement, except as expressly provided by the terms and conditions of this Agreement, or expressly provided in written instructions received pursuant to the terms of this Agreement.

     (c) The Collateral Agent may, but shall not be under any obligation to, take any action which is discretionary with the Collateral Agent or otherwise requires judgment to be made by the Collateral Agent under the provisions hereof, except on written request by the Senior Creditors.

     Section 5.2. Collateral Agent’s Liability. No provision of this Agreement (except to the extent provided in Section 5.11 hereof) shall be construed to relieve the Collateral Agent from liability for its own grossly negligent action, grossly negligent failure to act, or its own willful misconduct, and provided further that:

     (a) the Collateral Agent shall not be liable except for the performance of such duties as are specifically set forth in this Agreement and no implied covenants or obligations of the Collateral Agent shall be read into this Agreement but the duties and obligations of the Collateral Agent shall be determined solely by the express provisions of this Agreement;

     (b) in the absence of bad faith on the part of the Collateral Agent, the Collateral Agent may rely upon the authenticity of, and the truth of the statements and the correctness of the opinions expressed in, and shall be protected in acting upon, any resolution, officer’s certificate, opinion of counsel, note, request, notice, consent, waiver, order, signature guaranty, notarial seal, stamp, acknowledgment, verification, appraisal, report, stock certificate, or other paper or document believed by the Collateral Agent to be genuine and to have been signed, affixed or presented by the proper party or parties;

     (c) in the absence of bad faith on the part of the Collateral Agent, whenever the Collateral Agent, or any of its agents, representatives, experts or counsel, shall consider it necessary or desirable that any matter be proved or established, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an officer’s certificate; provided, however, that the Collateral Agent, or such agent, representative, expert or counsel, may require such further and additional evidence and make such further investigation as it or they may consider reasonable;

Fourth Amended and Restated Intercreditor Agreement

     (d) the Collateral Agent may consult with counsel and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered hereunder in good faith and in accordance with such advice or opinion of counsel;

     (e) the Collateral Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction or request of a Senior Creditor pursuant to the terms of this Agreement;

     (f) the Collateral Agent shall not be liable for any error of judgment made in good faith by an officer of the Collateral Agent unless it shall be proved that the Collateral Agent was grossly negligent in ascertaining the pertinent facts;

     (g) whether or not an Event of Default shall have occurred, the Collateral Agent shall not be under any obligation to take or refrain from taking any action under this Agreement which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it by the security afforded to it by the terms of this Agreement, unless and until it is requested in writing so to do by a Senior Creditor and furnished, from time to time as it may require, with reasonable security and indemnity; and

     (h) the Collateral Agent shall not be concerned with or accountable to any Person for the use or application of any deposited moneys which shall be released or withdrawn in accordance with the provisions of this Agreement.

     Section 5.3. No Responsibility of Collateral Agent for Recitals. The recitals and statements contained in this Agreement and in the Secured Documents shall be taken as the recitals and statements of the Obligors, and the Collateral Agent assumes no responsibility for the correctness of the same.

     The Collateral Agent makes no representation as to the validity or sufficiency of this Agreement or of the Obligations.

     Section 5.4. Certain Limitations on Collateral Agent’s Rights to Compensation and Indemnification. Except to the extent otherwise expressly provided in Section 5.10, the Collateral Agent shall have no right against a Senior Creditor for the payment of compensation for its services hereunder or any expenses or disbursements incurred in connection with the exercise and performance of its powers and duties hereunder or any indemnification against liabilities which it may incur in the exercise and performance of such powers and duties, but on the contrary, shall look solely to the Obligors for such payment and indemnification which the Obligors hereby acknowledge, and the Collateral Agent shall have a lien on and a security interest in the Collateral as security for such compensation, expenses, disbursements and indemnification provided for in Section 3.2 hereof.

Fourth Amended and Restated Intercreditor Agreement

     Section 5.5. Status of Moneys Received. (a) All moneys received by the Collateral Agent shall, until used or applied as herein provided, be held for the purposes for which they were received, but need not be segregated in any manner from any other moneys, except to the extent required by law, and may be deposited by the Collateral Agent under such general conditions as may be prescribed by law in the Collateral Agent’s general banking department, and the Collateral Agent shall be under no liability for interest on any moneys received by it hereunder. The Collateral Agent and any affiliated corporation may become the owner of any of the Obligations and be interested in any financial transaction with any Obligor, or the Collateral Agent may act as depository or otherwise in respect to other securities of any Obligor, all with the same rights which it would have if it was not the Collateral Agent.

     (b) The Collateral Agent may invest and reinvest any funds from time to time held by the Collateral Agent in direct obligations of the United States of America or obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, maturing not more than 90 days from the date of such investment.

     Section 5.6. Resignation or Termination of Collateral Agent. The Collateral Agent may resign as Collateral Agent upon not less than 30 days’ written notice to each of the Senior Creditors. In addition, any Senior Creditor may by written notice at any time remove the Collateral Agent for cause by giving written notice thereof, including a description of the reason for such removal, to the Collateral Agent, the other Senior Creditors and the Company. Upon any such resignation, or any such removal, the Senior Creditors shall have the right to jointly appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed, and shall have accepted such appointment in writing within 30 days after the retiring Collateral Agent’s giving of notice of resignation or its removal, as the case may be, then the retiring Collateral Agent may, on behalf of the Senior Creditors, appoint a successor Collateral Agent, which shall be a commercial bank organized under the laws of the United States of America or of any state thereof with the legal capacity to act as Collateral Agent hereunder and having a combined capital, surplus and undivided profits of not less than $100,000,000, and the Company agrees to pay such reasonable fees and expenses of any such commercial bank as shall be necessary to induce such commercial bank to agree to become a successor Collateral Agent hereunder. Upon acceptance of appointment as Collateral Agent, such successor shall thereupon and forthwith succeed to and become vested with all the rights, powers and privileges, immunities and duties of the retiring Collateral Agent, and the retiring Collateral Agent, upon the signing, transferring and setting over to such successor Collateral Agent all rights, moneys and other collateral held by it in its capacity as Collateral Agent, shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent’s resignation or removal as Collateral Agent, the provisions of this Section 5 shall govern as to any actions taken or omitted to be taken by it while it acted as Collateral Agent.

     Section 5.7. Succession of Successor Collateral Agent. Any successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to the Obligors and the predecessor Collateral Agent an instrument accepting such appointment, and thereupon such successor Collateral Agent, without any further act, deed, conveyance or transfer, shall become vested with the security interest in the Collateral, and with all the rights, powers, duties and obligations of the predecessor Collateral Agent in the trust hereunder, with like effect as if originally named as Collateral Agent herein.

Fourth Amended and Restated Intercreditor Agreement

     Upon the request of any such successor Collateral Agent, however, the Obligors and the predecessor Collateral Agent shall execute and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Collateral Agent its interest in the Collateral and all such rights, powers, duties and obligations of the predecessor Collateral Agent hereunder, and the predecessor Collateral Agent shall also assign and deliver to the successor Collateral Agent any Collateral subject to the lien and security interest of this Agreement which may then be in its possession.

     Section 5.8. Eligibility of Collateral Agent. Any successor Collateral Agent shall be a state or national bank or trust company in good standing, organized under the laws of the United States of America or of any State, having capital, surplus and undivided profits aggregating at least $100,000,000 or a guaranty of its obligations hereunder from such a bank or trust company or holding company in good standing, organized under the laws of the United States of America or of any State having a capital, surplus and undivided profits aggregating at least $100,000,000, if there be such a bank or trust company willing and able to accept the duties hereunder upon reasonable and customary terms.

     Section 5.9. Successor Collateral Agent by Merger. Any corporation into which the Collateral Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, or any state or national bank or trust company in any manner succeeding to the corporate trust business of the Collateral Agent as a whole or substantially as a whole, if eligible as provided in Section 5.8, shall be the successor of the Collateral Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary contained herein notwithstanding.

     Section 5.10. Compensation and Reimbursement of Collateral Agent; Indemnification of Collateral Agent. The Obligors agree:

     (a) to pay to the Collateral Agent all of its out-of-pocket expenses in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated hereby, including but not limited to the reasonable charges and disbursements of its counsel;

     (b) to pay to the Collateral Agent from time to time reasonable compensation for all services rendered by it hereunder; provided, that the Collateral Agent may waive any such compensation;

     (c) except as otherwise expressly provided herein, to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or willful misconduct; and

Fourth Amended and Restated Intercreditor Agreement

     (d) to indemnify the Collateral Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the Agreement, including, but not limited to, the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, and any loss, liability, expense or claim arising out of its possession, management, control, use or operation of the Collateral.

     The Senior Creditors agree, severally but not jointly and severally, to indemnify the Collateral Agent (to the extent not reimbursed under Section 5.10(a) through (d) inclusive), ratably on the basis of the respective principal amounts of the Obligations outstanding, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent (including the costs and expenses that the Obligors are obligated to pay under this Section 5.10 regardless of whether the obligation of the Obligors to pay such costs and expenses is enforceable) arising out of the actions of the Collateral Agent hereunder or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Senior Creditor shall be liable for any of the foregoing to the extent they arise from the gross negligence, willful misconduct or knowing violations of law by the Collateral Agent.

     Notwithstanding any other provision of this Agreement, the Collateral Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Senior Creditors against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

     Section 5.11. Self Dealing. The Collateral Agent or any holding company, trust company or corporation in or with which the Collateral Agent or the Collateral Agent’s stockholders may be interested or affiliated, or any officer or director of the Collateral Agent or of any other such entity, or any agent appointed by the Collateral Agent, may have commercial relations or otherwise deal with any of the Obligors, or any Senior Creditor, or with any other corporation having relations with any of the Obligors or any Senior Creditor, and with any other entity, whether or not affiliated with the Collateral Agent, without affecting its rights hereunder.

SECTION 6. MISCELLANEOUS.

     Section 6.1. Entire Agreement; Parties. This Agreement represents the entire Agreement between the Senior Creditors and the Collateral Agent and, except as otherwise provided, this Agreement may not be altered, amended or modified except in a writing executed by all the parties to this Agreement. The persons who shall be parties to this Agreement shall be (i) all 1995 Noteholders, (ii) all 2002 Noteholders, (iii) all 2006 Noteholders, (iv) all 2007 Noteholders, (v) all Persons who are signatories and parties to the New Bank Agreement and (vi) all Additional Noteholders.

Fourth Amended and Restated Intercreditor Agreement

     Section 6.2. Notices. All communications provided for herein shall be in writing, delivered or mailed prepaid by registered or certified mail or overnight air courier, or by facsimile communication at the addresses set forth below, or to such other address as such person may designate to the other persons named below by notice given in accordance with this Section:

If to the 1995 Noteholders:	United of Omaha Life Insurance Company
Companion Life Insurance Company
Mutual of Omaha Insurance Company
Mutual of Omaha Plaza
Omaha, Nebraska 68175
Attention: Kent Knudsen
Telefacsimile: (402) 351-2913

If to the 2002 Noteholders:	Jackson National Life Insurance Company
Jackson National Life Insurance Company of New York
The Prudential Assurance Company Limited
c/o PPM America Inc.
225 West Wacker Drive, Suite 1200
Chicago, Illinois 60606-1228
Attention: Michael Harrington Telefacsimile:
(312) 634-0054

AIG SunAmerica Life Assurance Company
First SunAmerica Life Insurance Company
c/o AIG Global Investment Corporation
2929 Allen Parkway, Suite A36-01
Houston, Texas 77019-2155
Attention: Legal Department -Investment Management
Telefacsimile: (713) 831-2328

Genworth Life Insurance Company
Genworth Life and Annuity Insurance Company
c/o GE Financial Assurance
Two Union Square, 601 Union Street
Seattle, Washington 98101
Attention: Investment Department, Private Placements
Telefacsimile: (206) 516-4578

Fourth Amended and Restated Intercreditor Agreement

Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017-3206
Attention: Securities Accounting Division
Telefacsimile: 212-916-6955

TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206 Attention:
Securities Accounting Division
Telefacsimile: 212-916-6955

Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Provident Mutual Life Insurance Company
One Nationwide Plaza (1-33-07)
Columbus, Ohio 43215-2220
Attention: Corporate Fixed -Income Securities
Telefacsimile:

Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660-6397
Attention:	Securities Administration – Cash Team
Telefacsimile: (949) 640-4013

Massachusetts Mutual Life Insurance Company
C.M. Life Insurance Company
MassMutual Asia Limited
c/o Babson Capital Management LLC
1500 Main Street
Springfield, Massachusetts 01115
Attention: Securities Investment Division
Telefacsimile:

Fourth Amended and Restated Intercreditor Agreement

Principal Life Insurance Company
c/o Principal Capital Income Investors, LLC
801 Grand Avenue
Des Moines, Iowa 50392-0800
Attention: Investment Department - Securities
Telefacsimile: (515) 248-2490

If to the 2006 Noteholders:	Principal Life Insurance Company
c/o Principal Global Investors, LLC
711 High Street
Des Moines, Iowa 50392-0800

Symetra Life Insurance Company
c/o Principal Global Investors, LLC
711 High Street
Des Moines, Iowa 50392-0800
Attention: Fixed Income Private Placement

Gibraltar Life Insurance Co., Ltd.
Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson Street, Suite 5600
Chicago, Illinois 60601-6716
Attention: Managing Director

The Prudential Insurance Company of America
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson Street, Suite 5600
Chicago, Illinois 60601-6716
Attention: Managing Director

MTL Insurance Company
Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson Street, Suite 5600
Chicago, Illinois 60601-6716
Attention: Managing Director

Fourth Amended and Restated Intercreditor Agreement

Security Benefit Life Insurance Company, Inc.
Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson Street, Suite 5600
Chicago, Illinois 60601-6716
Attention: Managing Director

The Variable Annuity Life Insurance Company
c/o AIG Global Investment Group
2929 Allen Parkway, Suite A36-01
Houston, Texas 77019-2155
Attn: Legal Department - Investment
Management
Facsimile Number: (713) 831-2328

AIG Annuity Insurance Company
c/o AIG Global Investment Group
2929 Allen Parkway, A36-01
Houston, Texas 77019-2155
Attention: Legal Department-Investment
Management
Fax Number: (713) 831-2328

The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attention: Barry Scheinholtz
Investment Department 20-D
Fax Number: (212) 919-2658/2656

Berkshire Life Insurance Company of America
c/o The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attention: Barry Scheinholtz
Investment Department 20-D
Telefacsimile: (212) 919-2658/2656

Fourth Amended and Restated Intercreditor Agreement

Transamerica Occidental Life Insurance Company
c/o AEGON USA Investment Management, LLC
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499-5335
Attention: Director of Private Placements
Phone: (319) 369-2432
Fax: (319) 369-2666

AmerUs Life Insurance Company
c/o AmerUs Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attention: Steve Sweeney
Telephone: (515) 362-3542
Facsimile: (515) 362-3631

American Investors Life Insurance Company
c/o AmerUs Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attention: Steve Sweeney
Telephone: (515) 362-3542
Facsimile: (515) 362-3631

Indianapolis Life Insurance Company
c/o Aviva Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attention: Steve Sweeney
Telephone: (515) 362-3542
Facsimile: (515) 362-3631

Genworth Life and Annuity Insurance Company
c/o Genworth Financial
Account: Genworth Life and Annuity
Insurance Company
601 Union Street, Suite 2200
Seattle, Washington 98101
Attention: Private Placements
Phone Number: (206) 516-4515
Fax Number: (206) 516-4578

Fourth Amended and Restated Intercreditor Agreement

Jackson National Life Insurance Company
5901 Executive Drive
Lansing, Michigan 48911

Life Insurance Company of the Southwest
c/o National Life Insurance Company
One National Life Drive
Montpelier, Vermont 05604
Attention: Private Placements
Fax Number: (802) 223-9332
E-mail: shiggins@nationallife.com

Ameritas Life Insurance Corp. - Closed Block
5900 “O” Street
Lincoln, Nebraska 68510-2234

Ameritas Life Insurance Corp.
5900 “O” Street
Lincoln, Nebraska 68510-2234

Acacia Life Insurance Company
5900 “O” Street
Lincoln, Nebraska 68510-2234

Equitrust Life Insurance Company
5400 University Avenue
West Des Moines, Iowa 50266-5997
Attention: Securities Department

Assurity Life Insurance Company
Attention: Investment Division
4000 Pine Lake Road
Lincoln, Nebraska 68516

Security Financial Life Insurance Co.
4000 Pine Lake Road
P. O. Box 82248
Lincoln, Nebraska 68501-2248

Fourth Amended and Restated Intercreditor Agreement

If to the 2007 Noteholders:	Metropolitan Life Insurance Company
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Metropolitan Tower Life Insurance Company
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

If to the Banks:	U.S. Bank National Association
233 South 13th Street
Lincoln, Nebraska 68508
Attention: James M. Williams

with a copy to:

Dorsey & Whitney, LLP
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402
Attention: Mike Pignato

Wachovia Securities
One South Broad Street
MC: PA4843
Philadelphia, PA 19107
Attention: Mark Supple

LaSalle Bank National Association
Republic Plaza
370 17th Street, Suite 3590
Denver, CO 80202
Attention: Darren L. Lemkau

Comerica Bank
Comerica Bank at Detroit Center
500 Woodward Avenue
Detroit, Michigan 48226
Attention: Timothy H. O’Rourke,

Fourth Amended and Restated Intercreditor Agreement

Wells Fargo Bank, National Association
1248 O Street
Lincoln, Nebraska 68508
Attention: Bill Weber

Sovereign Bank
601 Penn St.
10-6438-CM9
Reading, PA 19601
Attention: Kevin Cornwall

JPMorgan Chase Bank, N.A.
227 W. Monroe Street, Fl. 28
Chicago, IL 60606
Attention: John Runger

If to the Collateral Agent:	U.S. Bank National Association
233 South 13th Street
Lincoln, Nebraska 68508
Attention: James M. Williams, Vice President

If to the Company:	Cabela’s Incorporated
One Cabela Drive
Sidney, Nebraska 69160
Attention: Ralph Castner, CFO & Vice President
Telefacsimile: (308) 254-6969

with a copy to:

Koley Jessen, P.C.
1125 South 103rd Street, Suite 800
Omaha, Nebraska 68124
Attention: Michael M. Hupp
Telefacsimile: (402) 390-9005

Cabela’s Incorporated
One Cable Drive
Sidney, Nebraska 69160
Attention: Legal Department
Telefacsimile: (308) 254-8060

Fourth Amended and Restated Intercreditor Agreement

If to the Additional Noteholders:	At an address provided by such Additional
Noteholder at the time of the execution of
a counterpart hereto.

     Section 6.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Senior Creditors and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Obligations, and the term “Senior Creditor” shall mean and include only the Persons referred to in the second sentence of Section 6.1 above.

     Section 6.4. Successor Collateral Agent. In the event that a successor Collateral Agent is appointed hereunder, each of the Senior Creditors and the Obligors hereby agree to use its best efforts and to take all actions necessary and appropriate to provide for the collection of Obligations by the successor Collateral Agent upon the delivery of a Notice of Actionable Default.

     Section 6.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska.

     Section 6.6. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 6.7. Sale of Interest. No Senior Creditor will sell, transfer or dispose of any interest in the Obligations unless such purchaser or transferee shall agree, in writing, to be bound by the terms of this Agreement.

     Section 6.8. Additional Parties. Any Person which becomes a 1995 Noteholder, a 2002 Noteholder, a 2006 Noteholder, a 2007 Noteholder or a party to the New Bank Agreement shall become a party to this Agreement which shall be evidenced by such Person executing a counterpart signature page of this Agreement whereby such holder shall then be a Secured Creditor hereunder and shall have all the rights and benefits hereunder as a Secured Creditor as if it had signed this Agreement on the date hereof. It is understood and agreed that any Person that purchases Additional Notes under the 2002 Note Agreements and/or the 2006/2007 Note Agreements and becomes a holder (as defined in the 2002 Note Agreements and the 2006/2007 Note Agreements respectively) thereunder after the date hereof shall become a Secured Creditor hereunder by executing a counterpart signature page of this Agreement whereby such holder shall then be a Secured Creditor hereunder and shall have all the rights and benefits hereunder as a Secured Creditor as if it had signed this Agreement on the date hereof. Any such Person who executes a counterpart signature page of this Agreement shall deliver a copy of such counterpart to the Company who shall distribute a copy of such counterpart to all Secured Parties.

Fourth Amended and Restated Intercreditor Agreement

     Section 6.9. Termination. In the event that (i) no Event of Default exists and no event or circumstance which, with the passage of time or the giving of notice would constitute an Event of Default (a “Default”) exists and (ii) the Collateral Agent and each of the Senior Creditors receives written notice (the “Termination Notice”) from the Company certifying in a manner reasonably satisfactory to the Collateral Agent and the Senior Creditors that (a) the Company is the sole Obligor with respect to any and all Obligations and that all other Obligors have been fully and properly released from their respective Obligations (including, without limitation, any existing Obligations in respect of fees, costs or other liabilities relative to the Collateral Agent, the Senior Creditors or otherwise) and (b) no Default or Event of Default then exists, this Agreement shall be deemed terminated in its entirety on the first business day which is 10 days after the date of the Termination Notice.

     Section 6.10. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

Fourth Amended and Restated Intercreditor Agreement

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

UNITED OF OMAHA LIFE INSURANCE COMPANY, as a
1995 Noteholder

By
Name:
Title:

COMPANION LIFE INSURANCE COMPANY, as a 1995
Noteholder

By
Name:
Title:

MUTUAL OF OMAHA INSURANCE COMPANY, as a
1995 Noteholder

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

JACKSON NATIONAL LIFE INSURANCE COMPANY, as a
2002 Noteholder and as a 2006 Noteholder

By:	PPM America, Inc.,
as attorney in fact, on behalf of Jackson
National Life Insurance Company

By
Name:
Title:

JACKSON NATIONAL LIFE INSURANCE COMPANY OF
NEW YORK, as a 2002 Noteholder

By:	PPM America, Inc.,
as attorney in fact, on behalf of Jackson
National Life Insurance Company of New York

By
Name:
Title:

THE PRUDENTIAL ASSURANCE COMPANY LIMITED,
as a 2002 Noteholder

By:	PPM America, Inc.,
as attorney in fact, on behalf of The
Prudential Assurance Company Limited

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

FIRST SUNAMERICA LIFE INSURANCE COMPANY
AIG SUNAMERICA LIFE ASSURANCE COMPANY
F.K.A AND D.B.A. ANCHOR NATIONAL LIFE
INSURANCE COMPANY, as 2002 Noteholders

By:	AIG Global Investment Corp.,
investment adviser

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

GENWORTH LIFE INSURANCE COMPANY, as a 2002
Noteholder

By
Name:
Title:

GENWORTH LIFE AND ANNUITY INSURANCE
COMPANY, as a 2002 Noteholder

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

TEACHERS INSURANCE AND ANNUITY ASSOCIATION
OF AMERICA, as a 2002 Noteholder

By
Name:
Title:

TIAA-CREF LIFE INSURANCE COMPANY, as a 2002
Noteholder

By:	Teachers Insurance and Annuity
Association of America, as Investment
Manager

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

NATIONWIDE LIFE INSURANCE COMPANY
NATIONWIDE LIFE AND ANNUITY INSURANCE
COMPANY
PROVIDENT MUTUAL LIFE INSURANCE COMPANY, as
2002 Noteholders

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

PACIFIC LIFE INSURANCE COMPANY, as a 2002
Noteholder

By
Name:
Title:

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

MASSACHUSETTS MUTUAL LIFE INSURANCE
COMPANY, as a 2002 Noteholder

By:	Babson Capital Management LLC as
Investment Adviser

By
Name:
Title:

C.M. LIFE INSURANCE COMPANY, as a 2002
Noteholder

By:	Babson Capital Management LLC as
Investment Sub-Adviser

By
Name:
Title:

MASSMUTUAL ASIA LIMITED, as a 2002 Noteholder
as a 2002 Noteholder

By:	Babson Capital Management LLC as
Investment Adviser

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

PRINCIPAL LIFE INSURANCE COMPANY, as a 2002
Noteholder and a 2006 Noteholder

By:	Principal Global Investors, LLC, a
Delaware limited liability company, its
authorized signatory

By
Name:
Title:

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

SYMETRA LIFE INSURANCE COMPANY, a Washington
corporation, as a 2006 Noteholder

By:	Principal Global Investors, LLC, a
Delaware limited liability company, its
authorized signatory

By
Name:
Title:

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

GIBRALTAR LIFE INSURANCE CO., LTD., as a 2006
Noteholder

By:	Prudential Investment Management
(Japan), Inc., as Investment Manager

By:	Prudential Investment Management, Inc.,
as Sub-Adviser

By
Name:
	Title:	Vice President

Fourth Amended and Restated Intercreditor Agreement

THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA, as a 2006 Noteholder

By
Name:
	Title:	Vice President

Fourth Amended and Restated Intercreditor Agreement

MTL INSURANCE COMPANY, as a 2006 Noteholder

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors,
L.P. (as its General Partner)

By
Name:
	Title:	Vice President

Fourth Amended and Restated Intercreditor Agreement

SECURITY BENEFIT LIFE INSURANCE COMPANY,
INC., as a 2006 Noteholder

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors,
L.P. (as its General Partner)

By
Name:
	Title:	Vice President

Fourth Amended and Restated Intercreditor Agreement

THE VARIABLE ANNUITY LIFE INSURANCE
COMPANY
AIG ANNUITY INSURANCE COMPANY, as 2006
Noteholders

By:	AIG Global Investment Corp., investment
adviser

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

THE GUARDIAN LIFE INSURANCE COMPANY OF
AMERICA, as a 2006 Noteholder

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

BERKSHIRE LIFE INSURANCE COMPANY OF
AMERICA, as a 2006 Noteholder

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

TRANSAMERICA OCCIDENTAL LIFE INSURANCE
COMPANY, as a 2006 Noteholder

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

AMERUS LIFE INSURANCE COMPANY, as a 2006
Noteholder

By:	Aviva Capital Management Group, Inc.,
its authorized attorney-in-fact

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

AMERICAN INVESTORS LIFE INSURANCE COMPANY,
as a 2006 Noteholder

By:	Aviva Capital Management Group, Inc.,
its authorized attorney-in-fact

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

INDIANAPOLIS LIFE INSURANCE COMPANY, as a
2006 Noteholder

By:	Aviva Capital Management Group, Inc.,
its authorized attorney-in-fact

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

GENWORTH LIFE AND ANNUITY INSURANCE
COMPANY, as a 2006 Noteholder

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

LIFE INSURANCE COMPANY OF THE SOUTHWEST, as a
2006 Noteholder

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

AMERITAS LIFE INSURANCE CORP. - CLOSED BLOCK,
as a 2006 Noteholder

By:	Ameritas Investment Advisors Inc., as
Agent

By
	Name:	Andrew S. White
	Title:	Vice President - Fixed Income
Securities

Fourth Amended and Restated Intercreditor Agreement

AMERITAS LIFE INSURANCE CORP., as a 2006
Noteholder

By:	Ameritas Investment Advisors Inc., as
Agent

By
	Name:	Andrew S. White
	Title:	Vice President - Fixed Income
Securities

Fourth Amended and Restated Intercreditor Agreement

ACACIA LIFE INSURANCE COMPANY, as a 2006
Noteholder

By:	Ameritas Investment Advisors Inc. as
Agent

By
	Name:	Andrew S. White
	Title:	Vice President - Fixed Income
Securities

Fourth Amended and Restated Intercreditor Agreement

EQUITRUST LIFE INSURANCE COMPANY, as a 2006
Noteholder

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

ASSURITY LIFE INSURANCE COMPANY, as a 2006
Noteholder

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

SECURITY FINANCIAL LIFE INSURANCE CO., as a
2006 Noteholder

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

METROPOLITAN LIFE INSURANCE COMPANY, as a
2007 Noteholder

By
Name:
Title:

METROPOLITAN TOWER LIFE INSURANCE COMPANY,
as a 2007 Noteholder

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

U.S. BANK NATIONAL ASSOCIATION

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

U.S. BANK NATIONAL ASSOCIATION, as Collateral
Agent

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

LASALLE BANK NATIONAL ASSOCIATION

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

COMERICA BANK

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

SOVEREIGN BANK

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

JPMORGAN CHASE BANK, N.A.

By
Name:
Title:

Fourth Amended and Restated Intercreditor Agreement

ACKNOWLEDGMENT, CONSENT AND AGREEMENT

     Each of Cabela’s Incorporated (the “Company”) and the Subsidiaries of the Company consisting of (i) Cabela’s Catalog, Inc., (ii) Cabela’s Retail, Inc., (iii) Cabela’s Outdoor Adventures, Inc., (iv) Cabelas.com, Inc., (v) Cabela’s Wholesale, Inc., (vi) Cabela’s Ventures, Inc., (vii) Wild Wings, LLC, (viii) Cabela’s Lodging, LLC, (ix) Van Dyke Supply Company, Inc., (x) Cabela’s Marketing and Brand Management, Inc., (xi) Cabela’s Retail LA, LLC, (xii) Cabela’s Trophy Properties, LLC, (xiii) Original Creations, LLC, (xiv) Cabela’s Retail TX, L.P., (xv) Cabela’s Retail GP, LLC, (xvi) Legacy Trading Company, (xvii) CRLP, LLC and (xviii) Cabela’s Retail MO, LLC and (xix) Cabela’s Retail IL, Inc. (such subsidiaries being “Co-Obligor Subsidiaries” and together with the Company, the “Obligors”) hereby: (a) acknowledges receipt of the foregoing Fourth Amended and Restated Intercreditor Agreement, (b) agrees to be bound by each of the obligations applicable to it set forth in the Fourth Amended and Restated Intercreditor Agreement (including but not limited to the obligations under Section 6.8), (c) believes it is in its best interests to have the Senior Creditors (as defined in the Fourth Amended and Restated Intercreditor Agreement) enter into the Fourth Amended and Restated Intercreditor Agreement and to cooperate among themselves regarding their respective financial relationships with the Obligors, (d) consents to the free exchange of information among the Senior Creditors regarding their respective financial relationships with the Obligors, including any and all information obtained from any of the Obligors, (e) waives any claim of confidentiality with respect to the exchange of information among the Senior Creditors, and (f) acknowledges and agrees that pursuant to the Fourth Amended and Restated Intercreditor Agreement (i) the Senior Creditors have agreed as set forth therein to share amounts recovered under any of the Secured Documents and (ii) the Obligations (including, without limitation, any amounts paid by or recovered from any Obligor in satisfaction thereof) of any Senior Creditor shall be deemed to be outstanding, except to the extent such Senior Creditor has received a distribution of amounts from the Collateral Agent for application on the Obligations pursuant to Section 3.2 of the Fourth Amended and Restated Intercreditor Agreement.

Fourth Amended and Restated Intercreditor Agreement

CABELA’S INCORPORATED
CABELA’S CATALOG, INC.
CABELA’S RETAIL, INC.
CABELA’S OUTDOOR ADVENTURES, INC.
CABELAS.COM, INC.
CABELA’S WHOLESALE, INC.
CABELA’S VENTURES, INC.
WILD WINGS, LLC
CABELA’S LODGING, LLC
VAN DYKE SUPPLY COMPANY, INC.
CABELA’S MARKETING AND BRAND MANAGEMENT, INC.
CABELA’S RETAIL LA, LLC
ORIGINAL CREATIONS, LLC
CABELA’S RETAIL GP, LLC
LEGACY TRADING COMPANY
CRLP, LLC
CABELA’S RETAIL MO, LLC
CABELA’S RETAIL IL, INC.

By:
	Name:	Dennis Highby
	Title:	President, CEO, or Manager

CABELA’S TROPHY PROPERTIES, LLC

By:
	Name:	Gregg Severinson
	Title:	Vice President and Manager

CABELA’S RETAIL TX, L.P.

By: Cabela’s Retail GP, LLC
Its: General Partner

By:
	Name:	Dennis Highby
	Title:	President